Income Taxes - Additional Information (Detail) - USD ($)	11 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2022
Income Tax Expense	$ 0	$ 391,198
Change in valuation allowance	96,461	265,998
Unrecognized tax benefits	0	0
Unrecognized tax benefits income tax penalties and interest accrued	$ 0	$ 0
Effective tax rate	0.00%	65.00%
U.S. federal statutory rate	21.00%	21.00%
Domestic Tax Authority [Member]
Net operating loss carryovers	$ 159,673	$ 0